UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2004

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17859	02-0430695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Main Street, P.O. Box 9, Newport, New Hampshire	03773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 863-0886

Not Applicable

(Former name or former address, if changed since last report)

Item 1-6.	Not applicable.

Item 7.	Financial Statements and Exhibits

(a)	No financial statements are required to be filed with this report.

(b)	No pro forma financial information is required to be filed with this report.

(c)	The following exhibit is filed as part of this Report:

Exhibit No.	Description

99.1	Press release issued by New Hampshire Thrift Bancshares, Inc. on April 14, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Items 8-11.	Not applicable.

Item 12.	Results of Operations and Financial Condition

On April 14, 2004, New Hampshire Thrift Bancshares, Inc. announced its earnings for the fourth quarter of the 2003 fiscal year. A copy of the press release dated April 14, 2004, describing first quarter earnings is attached as Exhibit 99.1.

This information and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HAMPSHIRE THRIFT BANCSHARES, INC.

By:	/s/ Stephen R. Theroux

Name:	Stephen R. Theroux
Title:	Executive Vice President and Chief Financial Officer

Date: April 15, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 14, 2004.